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                                                                    Exhibit 23.3

                              ARTHUR ANDERSEN LLP
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of Bergen Brunswig Corporation on Form S-3 of our report dated February 26, 1999, for PharMerica, Inc., included in Bergen Brunswig Corporation's Form 8-K dated April 30, 1999, and to all references to our Firm included in this registration statement.

                            /s/ ARTHUR ANDERSEN LLP

Baltimore, Maryland,
May 13, 1999